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EXHIBIT 10.23AD

THIRTY-SEVENTH AMENDMENT

TO THE

CSG MaSTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

DISH NETWORK L.L.C.

This THIRTY-SEVENTH AMENDMENT (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and DISH Network L.L.C., a Colorado limited liability company (“Customer”).  This Amendment shall be effective as of the date last signed below (the “Effective Date”).  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (Document no. 2301656) effective as of January 1, 2010 (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows as of the Effective Date:

1.

CSG SERVICES, Section III.A.II.C., entitled “SmartColor Printing” of Schedule F of the Agreement shall be amended to include Account Hierarchy statement volumes with SmartColor Printing and, as a result, Note 23 is hereby amended and restated as follows:

“Note 23.  SmartColor Printing fees are in addition to all other fees under Schedule F, including fees for Statement Processing described in Section III.A.II. above.  SmartColor Printing will be deployed to all Customer statements (including English and Spanish, but excluding Customer Letter volumes).  Customer commits to printing SmartColor Printing on a ******* ** *********** ******** ***** (the “SmartColor Printing Minimum”).  If Customer notifies CSG of their desire to discontinue SmartColor Printing and, at the time SmartColor Printing is discontinued, Customer has not met the SmartColor Printing Minimum, CSG shall invoice Customer for the number of ******** ***** necessary to meet the SmartColor Printing Minimum ********** by the ************ *** provided in Section III.A.II.C above.  The change to 24# paper weight will not result in a change to fees.”

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

DISH NETWORK L.L.C.	CSG SYSTEMS, INC.
By: /s/ Michael K McClaskey	By: /s/ Joseph T Ruble
Name: Michael K. McClaskey	Name: Joseph T. Ruble
Title: Senior Vice President and Chief Information Officer	Title: EVP, CAO & General Counsel
Date: 10/28/13	Date: 28 October 2013